March 2024 ENGINEERING Natural Killer Cells  for next generation treatment of autoimmune diseases and cancer ON DEMAND CONFIDENTIAL Exhibit 99.1

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Delivering the future of cell therapy  by harnessing the killing ability of natural killer (NK) cells CARs engineered for optimal target cell killing CAR NK Cell CAR membrane bound IL-15 Candidates engineered with a targeting CAR and membrane bound IL-15 Fully allogeneic from healthy, pre-screened donors  Programs in autoimmune disease and oncology On-demand, off-the-shelf availability for outpatient administration Clinical program updates expected in 2024 Projected cash runway into 2026

Pipeline with transformational potential

Program (Target)	Indication	Research	IND-Enabling	Clinical	Status
NKX019 (CD19)	Refractory LN				IND cleared 4Q 2023 First patient dosing expected 1H 2024
NKX019 (CD19)	r/r NHL				Phase 1 dose-compression cohort ongoing Update planned mid 2024
NKX101 (NKG2D)	r/r AML				Phase 1 follow-up ongoing Patient enrollment closed
NKX101 (NKG2D)	Solid Tumors				Gated on proof of concept in r/r AML
NKX070 (CD70)	Heme & Solid Tumors				Collaboration
NK + T (Undisclosed)	Undisclosed				Collaboration

Autoimmune　Oncology

AML: acute myeloid leukemia; LN: lupus nephritis; NHL: non-Hodgkin lymphoma; r/r: relapsed or refractory

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NKX019 in Autoimmune Disease

Autoimmune disease is a major unmet need  Estimated 7 million patients in U.S. with a form of B-cell mediated autoimmune disease1 Pathogenic B cells can drive systemic diseases via combination of intrinsic and extrinsic factors Effectiveness of current therapies is inadequate and often consists of lifelong immune suppression CD19-directed cell therapy has challenged the treatment paradigm for autoimmune diseases Drug-free remissions after a single treatment in academic trials2 Cell therapy offers a promise of a disease-modifying option for patients with refractory autoimmune disease Tsokos, N Engl J Med 2011; 365:2110-2121. 1: Canaccord Genuity, 14 Nov 2023. 2: Mackensen et al. Nature Med. 28 Oct 22. 2124–2132.

Both target and therapeutic modality likely contribute to benefits of anti-CD19 cell therapy versus antibody approaches to targeting B cells

Benefit of CD19-directed CAR T in SLE may be via elimination of autoantibody-producing cells

- $CD19^{high}$ $CD20^{dim/neg}$ $BAFF\text{-}R^{dim/neg}$ plasmablasts
- $CD19^{dim/neg}$ $CD20^{neg}$ $BAFF\text{-}R^{neg}$ long-lived plasma cells

Current agents that target B cells have inconsistent benefit in SLE

- Rituximab (CD20 antibody)
- Belimumab (BAFF-R antibody)


Naïve
Antigen-specific
ProB
PreB
Immature
Transitional
Memory
IgG memory
Plasmablast
Long-lived plasma cell
CD19
CD20
BAFF-R

von Büdingen, et al. *Eur Neurol* 2015. 73:238–246.

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CAR T cell kinetics in autoimmune disease differ greatly from that in oncology

Transient persistence is followed by rapid elimination in autoimmune disease

- Expansion peaks at ~10 days
- Less antigen burden may explain differences in persistence and exposure

In B cell malignancies, CAR T cells persist long after antigen-dependent expansion

Autoimmune disease



N/microliter
800
600
400
200
100
75
50
25
0
0
10
20
30
Days
Patient_1
Patient_2
Patient_3
Patient_4
Patient_5

Mackensen et al. *Nature Med*. 28 Oct 22. 2124–2132.

B cell malignancy



Expansion
Contraction
Persistence
% CAR T [CD3]
100
10
1
0.1
0.01
0.001
0
5
10
15
20
25
30
35
days post CAR T infusion

Peinelt, et al. *Front. Immunol.* 2022. 13:830773.

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Transient B-cell suppression can provide drug-free responses in autoimmune disease

Immune "reset" occurs after B cell suppression in as short as 50 days in autoimmune disease

- Persistent B cell aplasia is <u>NOT required</u> for long-term responses
- Autoantibodies remain negative in most patients and drug-free remissions persist for up to 29 mo[1]

Prolonged B cell aplasia is common in oncology (median ~18 mo[2]), especially in responders

- Absence of B cells is used as clinical proxy for detection and activity of CAR T cells
- B cell recovery within 3 months of infusion is associated with disease progression

Autoimmune disease


B cells/µl
days post CART cell therapy
SLE
IIM
SSc


SLEDAI-2K
Score (points)
Length of follow-up
months

Muller et al. Abstract 220, ASH 2023.

B cell malignancy


No Response or PD
Ongoing Response
Competing Events
Probability of B-cell recovery (%)
$p = 0.00028$
Time (days post-CAR-T)


No Response or PD
Ongoing Response
Patients with detectable B-cells (%)
D28
M2
M3
M6
M9
M12
M18

Baird, et al. 2021. *Blood Advances 5(1):143-155.*

1: Mueller, et al. *NEJM. 2024; 390:687-700.*
2: Bhoj, et al. *Blood. 2016 Jul 21; 128(3): 360–370.*

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NKX019 targets and kills C19+ cells from patients across indications

Patient samples from ongoing NHL trial show effective elimination of CD19+ cells from circulation by NKX019

- Normal and malignant cells cleared with a single cycle
- One cycle includes lymphodepletion and 3 doses of NKX019
- Deep suppression achieved by day 30



Peripheral CD19+ counts after Cycle 1 of NKX019 in NHL
CD19+ Absolute Counts per uL of whole Blood
NKX019 dosing Days 0, 7, 14
LD
Days
Patient #1
Patient #2
Patient #3
Patient #4
Patient #5
Patient #6
Patient #7
Patient #8

***In vitro* studies using blood from patients with various autoimmune diseases show consistent B cell killing by NKX019**



Systemic Lupus Erythematosus
n=3 patients
Scleroderma
n=3 patients
Myositis
n=3 patients
Myasthenia Gravis
n=3 patients
Cytotoxicity (%)
NT control
NKX019
E:T Ratio

E:T Ratio - Effector : Target is the ratio of NK or T cells to tumor cells.

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B cells that recover after NKX019 are naïve and non-class switched

Evaluation of B cell receptor (BCR) heavy chains can identify naïve B cell phenotypes

- Naïve B cells express IgM and IgD (non-class switched isotypes)
- After activation, B cells undergo class switching and express IgG and IgA antibodies

Class switching appears to be required for the generation of autoantibodies in SLE[1]

B cell isotype distribution after treatment with NKX019 in NHL trial is comparable to that with CD19 CAR T

CD19 CAR T Cells in SLE


% B cells
100
80
60
40
20
0
BL FU
Pat_1
BL FU
Pat_2
BL FU
Pat_3
BL FU
Pat_4
BL FU
Pat_5
IgG
IgA
IgM
IgD

Mackensen et al. *Nature Med*. 28 Oct 22. 2124–2132.

BL: baseline; FU: follow-up; SLE: systemic lupus erythematosus

NKX019 in NHL


Case Study: Baseline to 12-month follow-up
5 patients with 3-month follow-up
100
80
60
40
20
0
BL
~3 mo
~6 mo
~9 mo
~12 mo
Pt #1
Pt #2
Pt #3
Pt #4
Pt #5
IgG
IgA
Class switched
IgM
IgD
Non-Class switched

Nkarta. Data on File.

1: Liu, et al. *Autoimmunity*. 2004, Sep-Nov 37; (6-7): 431-443.

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RNA profile confirms naïve B cell predominance after NKX019 treatment

Various B cell subsets have expression profiles identifiable by single cell RNA (sc-RNA)

- Provides additional insight beyond surface expression (e.g. flow cytometry)

Recovery after treatment with NKX019 in NHL trial results in a naïve population

- Naïve B cells and intermediate B cells which are "transitioning" to memory B cells
- Little to no recovery of autoantibody-producing plasmablasts or memory B cells

Comparable to recovery after CD19 CAR T in autoimmune disease

B cell RNA profile after NKX019 in NHL at 3 months



100
80
60
40
20
0
% B cells
Pt #1
Pt #2
Pt #3
Pt #4
Pt #5
B cell subtypes
B naïve
B intermediate
B memory
Plasmablast

Nkarta. Data on File.

Mackensen et al. *Nature Med*. 28 Oct 22. 2124–2132.

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Disease-tailored lymphodepletion with cyclophosphamide alone could provide a critical advantage for patients with autoimmune disease

CAR NK Pharmacokinetics



NKX019 transgene (copies/ug DNA)
1E+06
1E+05
1E+04
1000
100
10
1
Peak Cy Effects
Peak Flu Effects
LLOQ
-7
0
7
14
21
28
Day

Nkarta. Data on file.

NKX019 Protocol in Autoimmune Disease



Lymphodepletion
Cyclophosphamide
1000 mg/m2 once
NKX019
3 doses per cycle
Day -3
Day 0
Day 7
Day 14
1B or 1.5B CAR-NK cells/dose

Early C_{max} of NK cells may lessen need for prolonged suppression provided by fludarabine

- LD is tailored to limit chemotherapy exposure as delayed peak effect offers less benefit for NK cells
- Elimination of fludarabine also lessens risks of cytopenias, infection, and secondary MDS[1]

Historical use of single agent Cy at same dosage offers additional benefits

- Same dose is used by rheumatologists for management of autoimmune disease
- Possible regulatory advantage leveraging prior studies and real-world evidence

Cy: cyclophosphamide; Flu: fludarabine; LD: lymphodepletion

1: Fludarabine USPI.

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Days Days 0 10 20 30 40 50 60 70 0 10 20 30 40 50 60 70 NKX019 (copies/ug DNA) 106 105 104 103 102 101 106 105 104 103 102 101 Cycle 1 (Flu/Cy) Patient 1 Patient 2 Current trial of NKX019 for NHL allows omission of fludarabine during LD Regardless of LD, patients receive NKX019 on Days 0, 3, and 7 following 2 days of rest Two patients have received subsequent cycles with Cy-only LD after Flu/Cy LD for Cycle #1 Allows direct comparison of exposure between cycles Cy-only LD gives comparable PK to Flu/Cy, including peak exposure Cy-alone LD results in similar exposure of NKX019 *Multiple PK timepoints missed Cycle 1 (Flu/Cy)* Cycle 2 (Cy) Cycle 2 (Cy) NKX019 (copies/ug DNA) LD: lymphodepletion; NHL: non-Hodgkin lymphoma; PK: pharmacokinetics CONFIDENTIAL NKX019 NKX019

Autologous CD19 CAR T cells require fludarabine-containing LD for maximal exposure due to induction of endogenous cytokines, especially IL-15

Despite no immune barrier, <u>autologous CAR T cells</u> depend on multi-agent LD for elimination of "cytokine sink" to facilitate expansion

- Fludarabine-sparing LD results in limited CAR T expansion and benefit
- IL-15 levels peak shortly after infusion and correlate with expansion

Lower peak IL-15 levels associated with decreased responses in CAR T[1]

LD without fludarabine results in lower CAR T expansion and persistence



No Flu
Cy/Flu
CAR T Cells
Day
0
3
7
10
14
21
28

Turtle, et al. *Sci Transl Med.* 2016 Sep 7;8(355).

Higher peak IL-15 after LD correlates with CAR T expansion and responses



P = .001
CAR Peak (CAR+ cells/μL)
10,000
1,000
100
10
1
10
50
100
200
IL-15 Peak (pg/mL)



P = .001
Peak IL-15 (pg/mL)
150
100
50
0
CR+PR
SD+PD

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1: Kochenderfer, et al. *J Clin Oncol*. 2017 Jun 1;35(16).

15

NKX019 engineering allows cytokine independence, for both persistence and response, further enabling disease-tailored LD


CAR
membrane bound IL-15
CAR NK Cell

NK cells with membrane-bound IL-15 have superior persistence without IL-2


Non-engineered NK cells
NK cells expressing mbIL-15
NK cells expressing soluble IL-15
% Cell Recovery
400
300
200
100
0
7
14
21
28
35
42
49
56
63
Days of Culture

Serum IL-15 elevation is not required for CR with NKX019 for NHL


Maximum fold change in Serum IL-15 levels
10
1
0.1
CR
Non-CR

Nkarta, corporate presentation. Dec 2022.

Autocrine stimulation by membrane-bound IL-15 (mbIL-15) provides pro-survival signal

- mb-IL15 allows NKX019 to survive several weeks without supplemental cytokines like IL-15 or IL-2
- Construct causes no secreted IL-15 and has limited cross-cell stimulation

Unlike CD19 CAR T, there is no association between elevated IL-15 after NKX019 and CR in NHL

CR: complete response; IL-2: interleukin-2;
IL-15: interleukin-15; NHL: non-Hodgkin lymphoma

Imamura, et al. *Blood* 2014 Aug 14;124(7):1081-8.

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NKX019 has superior killing of CD19+ cells compared to CAR T, even with low levels of surface expression



High CD19 Expressing Cells
NKX019
CD19 CAR-T
EC50
Cytotoxicity (%)
100
80
60
40
20
0
0.1
1
10
Effector : Target



Low CD19 Expressing Cells
NKX019
CD19 CAR-T
EC50
Cytotoxicity (%)
100
80
60
40
20
0
0.1
1
10
Effector : Target

CD19 downregulation allows normal and malignant B cells to escape CAR T cells[1]
NKX019 maintains superior killing in B cell tumor cells expressing low CD19 levels[2]
Potentially allows a deeper B cell immune reset in autoimmune disease

Nalm6 cells engineered to express varying levels of CD19 were obtained from R. Majzner, Stanford; Effector : Target is the ratio of NK or T cells to tumor cells.

1: Fioretti, et al. Cancer Immunol Immunother. 2023 Jan;72(1):257-264.
2: Dickinson, et al. Blood (2021) 138 (Supplement 1): 3868.

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Autoimmune B cells may be more accessible than malignant B cells

While CD19 allows effective targeting of cells of B cell lineage, multiple factors may make B cells in autoimmune disease more accessible to killing

- Widespread antigen escape via downregulation or loss of CD19 by malignant B cells
- Tumor microenvironment preventing trafficking and infiltration
- Large cell burden

Fewer target cells favors NK cell antigen-independent dosing, potentially increasing E:T ratio


B-cell malignancies
Autoimmune Disease
Hostile to CAR NK cell infiltration
Large target cell burden and high mutational burden
Tumour microenvironment, hypoxic and nutrient depleted
CAR NK cell
T_{reg} cell
Necrotic cell
Cancer cell
Fibroblast
Target cell accessible to CAR NK cell
Disease cell; small target cell burden and low mutational burden
Healthy cell

Adapted from: Baker, et al. *Nature* 2023 Jul;619(7971):707-715.

E:T Ratio - Effector : Target is the ratio of NK or T cells to tumor cells.

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NKX019 trafficking facilitates B cell killing throughout the body

NK cells traffic throughout the body, including to traditionally privileged sites

- Under pathological conditions, including autoimmune diseases, NK cells redistribute between tissues and organs[1]

NKX019 distributes broadly in animal models

Patients with B-cell malignancies have achieved CR with NKX019 despite widespread disease

- NHL cleared from bone marrow, lymph nodes, liver, spleen, etc
- Malignant B cells offer effective proxy for biodistribution of normal B cells



In vivo Distribution of NKX019
NKX019 Detection
(Copies per 100 ng gDNA)
1×10^6
1×10^5
1×10^4
1×10^3
1×10^2
1×10^1
1×10^0
LOD
Whole Blood
Lungs
Spleen
Liver
Heart
Kidneys
Bone Marrow
Intestine
Brain

Nkarta, Data on File.

CR: complete response; LOD: limit of detection; NHL: non- Hodgkin lymphoma

1: Peng, et al. Clin Rev Allergy Immunol. 2014 Oct;47(2):119-27

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NK cells reach peak activity at infusion for rapid target activity Maximal immediate effect without in vivo expansion T cells require expansion and necessitate a different LD approach Allogeneic NK cells are cleared by host immunity Low risk of prolonged B-cell aplasia which is not required for response Long-lived CAR T cells have FDA-issued risk of T-cell malignancy1 Superior safety and accessibility in non-malignant setting On-demand availability without need for cumbersome infrastructure at treatment centers Low risk of expansion-related toxicities including CRS and ICANS CD19 CAR NK cells may be ideally suited for autoimmune disease 1: Nelson. Lancet. Vol 402. 2181. December 9, 2023.

NKX019 for autoimmune diseases:   A multicenter, open-label, phase 1 study NKX019 1B or 1.5B CAR-NK cells/dose Lymphodepletion Cyclophosphamide 1000 mg/m2 once Day -3 Day 0 Day 7 Day 14 First patient dosing expected 1H 2024 CAR: chimeric antigen receptor Endpoints:  3 doses per cycle Opportunity to investigate broader applicability of NKX019 in multiple autoimmune diseases Off the shelf administration reduces burden to patients and providers Safety and tolerability Pharmacokinetics Renal function Autoantibody serology CONFIDENTIAL

NKX019 in Oncology

Autologous CAR T-cell therapy has set the bar for cellular therapies in r/r NHL but has limitations

CAR T-cell therapy is not broadly accessible

- Only 20-30% of patients with LBCL who could benefit from CAR T receive it
- Patients often need to change providers and receive bridging chemotherapy

Potential toxicity requires proximity to a specialized inpatient treatment center

- Over 25% of patients require ICU care
- Grade 3+ CRS: 13 to 49%, Grade 3+ ICANS / neurotoxicity: 18 to 31%

Only 30-40% of patients with LBCL treated with CAR T-cell therapy have 6-month CR

- No ability to re-dose for incomplete response
- Outcomes among those that relapse are poor

CAR, chimeric antigen receptor; CR, complete response; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; ICU, intensive care unit; LBCL, large B-cell lymphoma; NHL, non-Hodgkin lymphoma.

YESCARTA USPI; KYMRIAH USPI; BREYANZI USPI; Azoulay et al, 2020; Tomas, et al. 2022.

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NKX019 for B-cell malignancies: A multicenter, open-label, phase 1 study in r/r NHL

Lymphodepletion
- Cyclophosphamide
- Fludarabine

NKX019
3 doses per 28-day cycle

Dose 1
Dose 2
Dose 3

Efficacy assessment

Multiple cycles allowed to **deepen response**
Subjects in **CR** may receive additional cycle as **consolidation**

Subjects with prior response and subsequent progression may receive **retreatment**

7 of 10	CR in Phase 1 dose escalation cohort[1]
No ICANS, neurotoxicity, or GVHD of any grade and only transient fevers within 24 h of infusion	

4 of 4	CR in retreatment of patients with progression after NKX019
Study amended to increase dose intensity and prevent relapse	

NCT05020678

CAR, chimeric antigen receptor; CR, complete response;; r/r, relapsed/refractory; CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome

1. Dickinson, et al. Oral presentation at EHA 2023, program section s347.

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NKX019 Amendment: Compressed Dosing as an Outpatient Dose compression cohort enrolling patients with large B-cell lymphoma (LBCL), targeting patients who have received prior CD19 CAR-T cell therapy New compressed dosing schedule to intensify exposure to NKX019 in the first week after LD Previous cohorts received NKX019 on Days 0, 7 and 14 NKX019 on Days 0, 3, and 7 following standard LD with Flu/Cy Potential higher doses of CAR NK cells Tailored LD with Cy monotherapy for patients with prolonged cytopenias Elimination of inpatient requirement Streamlined protocol assessments to reduce burden on sites and patients Study amendment also includes Next clinical update planned for mid-2024 CAR, chimeric antigen receptor; cy, cyclophosphamide; flu, fludarabine; LD, lymphodepletion

Summary

1H 2024 NKX019 in lupus nephritis Dose first patient and program update Autoimmune expansion | 2024 updates | Cash runway Anticipated 2024 clinical milestones in autoimmune Pipeline prioritization focuses on NKX019 development in autoimmune disease Disease-tailored lymphodepletion leverages NK cell biology and supports differentiated safety/accessibility profile Further investment in NKX019 oncology gated by clinical signals from next data update $250.9 M in cash and cash equivalents  as of 31 Dec 2023*; projected cash runway into 2026 CONFIDENTIAL * Includes short-term investments and restricted cash